77Q1(a)


Articles of Amendment of American Century
Capital Portfolios, Inc., dated March 14, 2017 (filed electronically as Exhibit a63 to Post-Effective
Amendment No. 88 to the Registration Statement of the Registrant filed on April 7, 2017, File No. 33-
64872, and incorporated herein by reference).